EXECUTION VERSION

SECOND AMENDMENT TO TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Second Amendment”) is made and entered into as of May 15, 2014, by and among WASTE CONNECTIONS, INC., a Delaware corporation (the “Parent”), each other Borrower under the Term Loan Agreement referred to below, each of the Lenders under such Term Loan Agreement, and BANK OF AMERICA, N.A., as Administrative Agent under such Term Loan Agreement.

WHEREAS, the parties hereto are party to that certain Term Loan Agreement, dated as of October 25, 2012 (as amended by that certain First Amendment to Term Loan Agreement dated as of May 6, 2013, and as the same may be further amended and in effect from time to time, the “Term Loan Agreement”); and

WHEREAS, the Borrowers have requested that each of the Lenders and the Administrative Agent agree, and the Lenders and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to make certain amendments to the Term Loan Agreement;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Definitions; Loan Document. Capitalized terms used in this Second Amendment without definition shall have the meaning assigned to such terms in the Term Loan Agreement. This Second Amendment shall constitute a Loan Document for all purposes of the Term Loan Agreement and the other Loan Documents.

2.           Amendment to Section 1.01 (Defined Terms) of the Term Loan Agreement. Section 1.01 of the Term Loan Agreement is hereby amended by amending and restating the definitions of “Applicable Rate” and “LIBOR Rate” as follows:

““Applicable Rate” means, from time to time, the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.04(c):

Level	Leverage Ratio	LIBOR Rate Loans	Base Rate Loans
I	≥ 3.25:1.00	2.000%	1.000%
II	≥ 3.00:1.00 and <3.25:1.00	1.750%	0.750%
III	≥ 2.50:1.00 and <3.00:1.00	1.500%	0.500%
IV	≥ 1.75:1.00 and <2.50:1.00	1.375%	0.375%
V	< 1.75:1.00	1.250%	0.250%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is received by the Administrative Agent pursuant to Section 6.04(c); provided, however, that if a Compliance Certificate is not delivered within ten (10) days after the time periods specified in such Section 6.04(c), then Level I (as set forth in the table above) shall apply as of the first Business Day thereafter, subject to prospective adjustment upon actual receipt of such Compliance Certificate.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).”

““LIBOR Rate” means,

(a)          for any Interest Period with respect to a LIBOR Rate Loan, the rate per annum equal to (i) the London Interbank Offered Rate (or a comparable or successor rate which is approved by the Administrative Agent) (“LIBOR”), as published by Bloomberg (or such other commercially available source providing quotations of such rate as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, the rate per annum for such Interest Period determined by such alternate method as reasonably selected by the Administrative Agent; and

(b)          for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two (2) London Banking Days prior to such date for Dollar deposits being delivered for a term of one (1) month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum for such term determined by such alternate method as reasonably selected by the Administrative Agent.”

3.          Amendment to Section 2.05 (Prepayments) of the Term Loan Agreement. Section 2.05 of the Term Loan Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“Subject to Section 2.18, each prepayment of the Term A Loans pursuant to this Section 2.05 shall be paid to the Lenders in accordance with their respective Term A Loan Percentages.”

4.          Amendment to Section 2.07 (Repayment of Term A Loans) of the Term Loan Agreement. Section 2.07 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“2.07    Repayment of Term A Loans. The Borrowers shall repay to the Lenders the aggregate outstanding principal amount of all Term A Loans on the Maturity Date, unless accelerated sooner pursuant to Section 8.02.”

5.          No Waiver. Nothing contained in this Second Amendment shall be deemed to (a) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except to the extent set forth in Sections 2, 3 and 4 above, modify any provision of the Term Loan Agreement or any other Loan Document, or (b) give rise to any defenses or counterclaims to the Administrative Agent’s or any Lender’s right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Term Loan Agreement and the other Loan Documents.

6.          Conditions to Effectiveness. This Second Amendment shall become effective on the first date upon which both of the following conditions are satisfied: (a) the Administrative Agent (or its counsel) receives from each of the Borrowers and each of the Lenders (i) a counterpart of this Second Amendment, signed on behalf of such Person, or (ii) written evidence satisfactory to the Administrative Agent (which may include an electronic transmission of a signed signature page of this Second Amendment) that such Person has signed a counterpart of this Second Amendment, and (b) the Borrowers pay to the Administrative Agent and the Arrangers all accrued fees and expenses (other than fees, charges and disbursements of counsel, which are addressed in Section 7 below) required to be paid on or prior to the effective date of this Second Amendment.

7.          Legal Fees. The Parent shall promptly pay, upon receiving an invoice therefor, all reasonable fees, charges and disbursements of Goulston & Storrs PC, counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) incurred in connection with this Second Amendment.

8.          Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)          The execution and delivery of this Second Amendment and the performance of this Second Amendment, the transactions contemplated hereby and the Term Loan Agreement as amended hereby (i) are within the corporate (or equivalent company or partnership) authority of each Borrower, (ii) have been duly authorized by all necessary corporate (or equivalent company or partnership) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to any Borrower so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the Organization Documents of any Borrower or any agreement or other instrument binding upon them including, without limitation, those documents executed and/or delivered in connection with any Covenanted Senior Debt.

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(b)          The execution, delivery and performance of this Second Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)          The representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects (or in all respects if the applicable representation or warranty is already qualified by concepts of materiality) on and as of the date hereof, as though made on the date hereof, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in such respects as of such earlier date, and except that for purposes of this Section 6(c), the representations and warranties contained in the first sentence of subsection (a) of Section 5.04 of the Term Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.04 of the Term Loan Agreement.

(d)          After giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

9.          Ratification, etc. Except as expressly amended by this Second Amendment, the Term Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Term Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Term Loan Agreement, any other Loan Document or any agreement or instrument related to the Term Loan Agreement shall hereafter refer to the Term Loan Agreement as amended by this Second Amendment.

10.         GOVERNING LAW. THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.         Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Amendment to Term Loan Agreement as a sealed instrument as of the date first set forth above.

BORROWERS:

WASTE CONNECTIONS, INC.

ACE SOLID WASTE, INC.

ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.

Alaska Waste-Interior, LLC

Alaska waste-kenai Peninsula, llc

alaska waste mat-su, LLC

AMERICAN DISPOSAL COMPANY, INC.

ANDERSON COUNTY LANDFILL, INC.

ANDERSON REGIONAL LANDFILL, LLC

BITUMINOUS RESOURCES, INC.

BRENT RUN LANDFILL, INC.

BROADACRE LANDFILL, INC.

BUTLER COUNTY LANDFILL, INC.

CALPET, LLC

CAMINO REAL ENVIRONMENTAL CENTER, INC.

CAPITAL REGION LANDFILLS, INC.

Carpenter Waste Holdings, LLC

CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.

CHIQUITA CANYON, INC.

CHIQUITA CANYON, LLC

Clifton Organics, LLC

COLD CANYON LAND FILL, INC.

COLUMBIA RESOURCE CO., L.P.

COMMUNITY REFUSE DISPOSAL INC.

CONTRACTORS WASTE SERVICES, INC.

CORRAL DE PIEDRA LAND COMPANY

County Waste — Ulster, LLC

COUNTY WASTE AND RECYCLING SERVICE, INC.

COUNTY WASTE TRANSFER CORP.

CRI HOLDINGS, LLC

CURRY TRANSFER & RECYCLING, INC.

D. M. DISPOSAL CO., INC.

DELTA CONTRACTS, LLC

DENVER REGIONAL LANDFILL, INC.

DIVERSIFIED BUILDINGS, L.L.C.

EL PASO DISPOSAL, LP

ELKO SANITATION COMPANY

EMPIRE DISPOSAL, INC.

ENVIRONMENTAL TRUST COMPANY

ENTECH ALASKA LLC

EVERGREEN DISPOSAL, INC.

FINLEY-BUTTES LIMITED PARTNERSHIP

FINNEY COUNTY LANDFILL, INC.

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

Fort Ann Transfer Station, LLC

FRONT RANGE LANDFILL, INC.

G & P DEVELOPMENT, INC.

GREEN WASTE SOLUTIONS OF ALASKA, LLC

HARDIN SANITATION, INC.

HAROLD LEMAY ENTERPRISES, INCORPORATED

HIGH DESERT SOLID WASTE FACILITY, INC.

HUDSON VALLEY WASTE HOLDING, INC.

ISLAND DISPOSAL, INC.

J BAR J LAND, INC.

LACASSINE HOLDINGS, L.L.C.

LAKESHORE DISPOSAL, INC.

LAUREL RIDGE LANDFILL, L.L.C.

LEALCO, INC.

LFC, INC.

MADERA DISPOSAL SYSTEMS, INC.

MAMMOTH DISPOSAL COMPANY

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.

MASON COUNTY GARBAGE CO., INC.

MBO, LLC

MDSI OF LA, INC.

MILLENNIUM WASTE INCORPORATED

MISSION COUNTRY DISPOSAL

MORRO BAY GARBAGE SERVICE

MURREY’S DISPOSAL COMPANY, INC.

NEBRASKA ECOLOGY SYSTEMS, INC.

NOBLES COUNTY LANDFILL, INC.

NORTHWEST CONTAINER SERVICES, INC.

OKLAHOMA CITY WASTE DISPOSAL, INC.

OKLAHOMA LANDFILL HOLDINGS, INC.

OSAGE LANDFILL, INC.

PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC

POTRERO HILLS LANDFILL, INC.

PRAIRIE DISPOSAL, LLC

PRAIRIE LIQUIDS, LLC

PSI ENVIRONMENTAL SERVICES, INC.

PSI ENVIRONMENTAL SYSTEMS, INC.

R360 ARTESIA, LLC

R360 CLACO, LLC

R360 ENVIRONMENTAL SOLUTIONS, LLC

R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.

R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC

R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC

R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC

R360 ES HOLDINGS, INC.

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

R360 HITCHCOCK, LLC

R360 LOGISTICS, LLC

R360 OKLAHOMA, LLC

R360 PERMIAN BASIN, LLC

R360 RED BLUFF, LLC

R360 SHUTE CREEK, LLC

R360 SILO, LLC

R360 WILLISTON BASIN, LLC

R.A. BROWNRIGG INVESTMENTS, INC.

R.J.C. TRUCKING CO.

RAILROAD AVENUE DISPOSAL, LLC

RED CARPET LANDFILL, INC.

RENSSELAER REGION LANDFILLS, INC.

RH FINANCIAL CORPORATION

RICH VALLEY, LLC

RKS HOLDING, CORP.

S.A. DUNN & COMPANY, LLC

SAN LUIS GARBAGE COMPANY

SANIPAC, INC.

SCOTT SOLID WASTE DISPOSAL COMPANY

SCOTT WASTE SERVICES, LLC

SEABREEZE RECOVERY, INC.

SEDALIA LAND COMPANY

Sierra Holding Group, LLC

Sierra Processing, LLC

SILVER SPRINGS ORGANICS L.L.C.

SJ RECLAMATION, INC.

SKB ENVIRONMENTAL, INC.

SKB (AUSTIN) ENVIRONMENTAL, LLC

SKB RECYCLING, LLC

SOUTH COUNTY SANITARY SERVICE, INC.

Sterling Avenue Properties, LLC

STUTZMAN REFUSE DISPOSAL INC.

TACOMA RECYCLING COMPANY, INC.

TENNESSEE WASTE MOVERS, INC.

US LIQUIDS OF LA, L.P.

VOORHEES SANITATION, L.L.C.

WASCO COUNTY LANDFILL, INC.

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.

WASTE CONNECTIONS OF ALABAMA, INC.

WASTE CONNECTIONS OF ALASKA, INC.

WASTE CONNECTIONS OF ARIZONA, INC.

WASTE CONNECTIONS OF ARKANSAS, INC.

WASTE CONNECTIONS OF CALIFORNIA, INC.

WASTE CONNECTIONS OF COLORADO, INC.

WASTE CONNECTIONS OF GEORGIA, INC.

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

WASTE CONNECTIONS OF IDAHO, INC.

WASTE CONNECTIONS OF ILLINOIS, INC.

WASTE CONNECTIONS OF IOWA, INC.

WASTE CONNECTIONS OF KANSAS, INC.

WASTE CONNECTIONS OF KENTUCKY, INC.

WASTE CONNECTIONS OF LEFLORE, LLC

WASTE CONNECTIONS OF LOUISIANA, INC.

WASTE CONNECTIONS OF MINNESOTA, INC.

WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC

WASTE CONNECTIONS OF MISSISSIPPI, INC.

WASTE CONNECTIONS OF MONTANA, INC.

WASTE CONNECTIONS OF NEBRASKA, INC.

WASTE CONNECTIONS OF NEW MEXICO, INC.

WASTE CONNECTIONS OF NORTH CAROLINA, INC.

WASTE CONNECTIONS OF OKLAHOMA, INC.

WASTE CONNECTIONS OF OREGON, INC.

WASTE CONNECTIONS OF SOUTH CAROLINA, INC.

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.

WASTE CONNECTIONS OF TENNESSEE, INC.

WASTE CONNECTIONS OF TEXAS, LLC

WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.

WASTE CONNECTIONS OF UTAH, INC.

WASTE CONNECTIONS OF WASHINGTON, INC.

WASTE CONNECTIONS OF WYOMING, INC.

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.

WASTE REDUCTION SERVICES, L.L.C.

WASTE SERVICES OF N.E. MISSISSIPPI, INC.

WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

WCI-WHITE OAKS LANDFILL, INC.

WEST BANK ENVIRONMENTAL SERVICES, INC.

WEST COAST RECYCLING AND TRANSFER, INC.

WYOMING ENVIRONMENTAL SERVICES, INC.

YAKIMA WASTE SYSTEMS, INC.

By:	/s/ Worthing F. Jackman
Name: Worthing F. Jackman
Title: Authorized Signatory of Each of the Above-Listed Borrowers

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

BANK OF AMERICA, N.A.,
as Administrative Agent and a Lender

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

Wells Fargo Bank, N.A.
as a Lender

By:	/s/ Felix Miranda
	Name:	Felix Miranda
	Title:	Senior Vice President

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Gregory T. Martin
	Name:	Gregory T. Martin
	Title:	Vice President

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David B. Mitchell
	Name:	David B. Mitchell
	Title:	Executive Vice President

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

Union Bank, N.A.
as a Lender

By:	/s/ Sandra Cortes
	Name:	Sandra Cortes
	Title:	Vice President

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

Sumitomo Mitsui Banking Corp.,
as a Lender

By:	/s/ David Kee
	Name:	David Kee
	Title:	Managing Director

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

Compass Bank,
as a Lender

By:	/s/ Michael Dixon
	Name:	Michael Dixon
	Title:	Sr. Vice President

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

Branch Banking and Trust Company
as a Lender

By:	/s/ Elizabeth Willis
	Name:	Elizabeth Willis
	Title:	Vice President

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

COBANK, ACB,
as a Lender

By:	/s/ Bryan Ervin
	Name:	Bryan Ervin
	Title:	Vice President

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)

Comerica Bank,
as a Lender

By:	/s/ Jake Friemel
	Name:	Jake Friemel
	Title:	AVP

Signature Pages to Second Amendment to Term Loan Agreement (BOA/WCN 2014)